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                                                               April 1, 2001

 FUND PROFILE
T. ROWE PRICE
Tax-Efficient Balanced Fund
Tax-Efficient Growth Fund
Tax-Efficient Multi-Cap
Growth Fund

 Two stock funds and a balanced fund seeking attractive after-tax total returns. TROWEPRICELOGO This profile summarizes key information about the funds that is included in the funds' prospectus. The funds' prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.
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 What is each fund's objective?

   Tax-Efficient Balanced Fund seeks to provide attractive long-term total returns on an after-tax basis with a balanced portfolio of stocks and municipal bonds.

   Tax-Efficient Growth Fund seeks attractive long-term capital appreciation on an after-tax basis.

   Tax-Efficient Multi-Cap Growth Fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.


 What is each fund's principal investment strategy?

   Tax-Efficient Balanced Fund We invest a minimum of 50% of total assets in municipal bonds (measured at the end of each quarter) and the balance in stocks. The stock portion is invested primarily in large-capitalization issues selected mainly from the 1,000 largest U.S. companies. The bond portion will be invested primarily in long-term municipal bonds, with maturities generally exceeding 10 years and investment-grade ratings of BBB or higher. A maximum of 10% of the bond component may be invested in below investment-grade ("junk") bonds to take advantage of their relatively high tax-exempt income and potential for price appreciation.

   Stock selection is based on fundamental, bottom-up analysis that seeks to identify companies with superior long-term appreciation prospects. Generally we use a growth approach to stock selection, looking for companies with a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. Valuation measures, such as a company's price/earnings ratio relative to the market and its own growth rate, and its dividend yield relative to the market are also considered.

   Generally, the fund will limit exposure to high-yielding stocks. However, the payment of dividends - even higher-than-average dividends - does not disqualify a stock from consideration for the fund's portfolio.

   Bond selection reflects the manager's outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if we expect rates to fall, the managers may buy longer-term securities to provide higher yield. Conversely, shorter-term maturities may be favored if rates are expected to rise.

   Tax-Efficient Growth Fund We will invest primarily in large-capitalization stocks selected mainly from the 1,000 largest U.S. companies.

   Stock selection is based on fundamental, bottom-up analysis that seeks to identify companies with superior long-term appreciation prospects. Generally we use a growth approach to stock selection, looking for companies with a demonstrated ability to increase revenues, earnings, and cash flow consistently;
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   capable management; attractive business niches; and a sustainable competitive advantage. Valuation measures, such as a company's price/earnings ratio relative to the market and its own growth rate, and its dividend yield relative to the market are also considered.

   Generally, the fund will limit exposure to high-yielding stocks. However, the payment of dividends - even higher-than-average dividends - does not disqualify a stock from consideration for the fund's portfolio.

   Tax-Efficient Multi-Cap Growth Fund We will invest primarily in the common stocks of mid-size and, to a lesser extent, small companies that we consider capable of delivering superior earnings growth over the long term. We define mid-cap companies as those whose market capitalization (share price multiplied by shares outstanding) falls within the range of companies in the Russell Mid-Cap Growth Index at the time of purchase. The fund also will have the flexibility to purchase some larger companies. The fund expects to have significant investments in technology companies.

   Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Generally, we use a growth approach to stock selection, looking for companies with one or more of the following characteristics: a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. Valuation measures, such as a company's price/earnings ratio relative to the market and its own growth rate are also considered. Most holdings are expected to have relatively low dividend yields.


 All Funds

   In an effort to achieve each fund's goal of minimizing taxable distributions, we will strive to avoid realizing capital gains by limiting sales of existing holdings. However, gains may be realized when we believe the risk of holding a security outweighs tax considerations. When gains are taken, we will attempt to offset them with losses from other securities.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.
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 What are the main risks of investing in the funds?

   The Tax-Efficient Multi-Cap Growth Fund represents the highest risk of the three funds because it entails the risks that accompany small- and mid-cap company investing, in addition to the general risks of the stock market. While the Tax-Efficient Growth Fund is also exposed to the risks of stock investing, the fund is principally invested in less volatile, larger companies. The Balanced Fund's mix of stock and bonds should make it less risky than the Growth Fund and Multi-Cap Growth Fund because of its larger income component and the generally lower volatility of bonds, although it is also exposed to risks associated with bonds. In addition, stock and bond prices often move in different directions, which could also reduce the fund's price volatility. However, the fund's balance between stocks and bonds may also mean it will not fully participate in rallies in either individual asset class.

  . Risks of stock investing

   The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

   Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

   The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

   Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term, they may succumb to intense competition, or could quickly become obsolete in
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   a rapidly developing marketplace. Earnings projections for developing companies that fall short, or fail to materialize, can result in sharp declines in their stock prices. This is true even in a generally rising stock market environment.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

  . Risks of bond investing

   Like all bonds, municipal bonds have two main sources of risk: interest rate and credit risk. Interest rate risk is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically suffer greater declines than those with shorter maturities. Credit risk is the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund's income level and share price. To the extent that we invest in junk bonds, credit risk will be higher since their issuers are more vulnerable to financial setbacks and recession than more creditworthy companies.

   Municipal bonds are also subject to the possibility that tax reform may broadly reduce their value, or that individual issuers will be unable to meet their obligations due to problems in that state or locality.

   There is no guarantee the funds' attempts to manage their portfolios in a tax-efficient manner will be successful.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . Each fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you prefer a moderately conservative approach to tax-efficient investing, the Balanced Fund may be more appropriate for you. But if your time horizon is long and you can accept the greater risk of share price declines that accompanies an all-stock portfolio, you may want to consider the Growth Fund or Multi-Cap Growth Fund. The Multi-Cap Growth Fund may be an appropriate part of your overall investment strategy if you can accept the greater risk of investing in mid-cap and technology companies, and to a lesser extent, small-cap growth companies, in an effort to achieve superior capital
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   appreciation. With all of these funds, the higher your tax bracket, the more likely the funds will be appropriate. These funds should not represent your complete investment program or be used for short-term trading purposes.

   Keep in mind that since income provided by the Balanced Fund's holdings of municipal bonds is already exempt from federal income taxes, that fund is less suitable than the Growth Fund and Multi-Cap Growth Fund for tax-free or tax-deferred retirement accounts, such as IRAs.


 How has each fund performed in the past?

   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.

   Because the Tax-Efficient Multi-Cap Growth Fund commenced operations in 2000, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one calendar year.

 LOGO                         LOGO




                     Calendar Year Total Returns
   Fund          "98"            "99"            "00"
 ----------------------------------------------------------------
  Balanced      19.87           10.72            5.76
 ----------------------------------------------------------------
  Growth           --              --           -0.80
 ----------------------------------------------------------------


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FUND PROFILE
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 Balanced Fund   Quarter ended Total return

 Best quarter   12/31/98  12.56%

 Worst quarter  9/30/98   -3.30%



 Growth Fund     Quarter ended Total return

 Best quarter   12/31/99  17.36%

 Worst quarter  12/31/00  -7.59%


 Table 1  Average Annual Total Returns
                                            Periods ended 03/31/2001
                                     1 year   Since inception   Inception date
 -----------------------------------
  Tax-Efficient Balanced Fund        -7.75%        9.72%           6/30/97
  Combined Index Portfolio (48%
  S&P 500 and 52% Lehman Brothers
  Municipal Bond Index)              -5.78         8.03
  Lipper Balanced Funds Average      -6.26         6.90

  Tax-Efficient Growth Fund         -22.84        -4.22            7/30/99
  Lipper Large-Cap Growth Funds
  Average                           -37.59        -9.72////
  S&P 500 Stock Index               -21.68        -6.70
 ------------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 Lehman indices do not reflect the deduction of any fees or expenses.


 What fees or expenses will I pay?

   The funds are 100% no load. However, the funds charge a redemption fee of 1.00%, payable to the funds, for shares held less than one year for the Tax-Efficient Balanced Fund, and less than two years for the Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds. The fee applies to exchanges as well. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.
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
 Table 2  Fees and Expenses of the Funds
                               Shareholder fees (fees
                                        paid directly from your               Annual fund operating expenses
                                              investment)              (expenses that are deducted from fund assets)
                                                                                           Total     Fee waiver/
                                                                                        annual fund    expense
                                              Redemption         Management    Other     operating   reimburse-     Net
                 Fund                             fee               fee      expenses    expenses       ment      expenses
  Tax-Efficient Balanced                         1.00%             0.52%       0.50%      1.02%/a/      0.02%      1.00%
                                        ------------------------------------------------------------------------------------
  Tax-Efficient Growth                           1.00              0.62        0.57       1.19///a/     0.09       1.10
                                        ------------------------------------------------------------------------------------
  Tax-Efficient Multi-Cap Growth                 1.00              0.67        0.75///b/  1.42///c/     0.17       1.25
 --------------------------------------------------------------------------------------------------------------------------------


 /a/
   To limit the funds' expenses, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through February 28, 2001, to the extent such fees or expenses would cause the funds' ratios of expenses to average net assets to exceed 1.00% (Tax-Efficient Balanced) or 1.10% (Tax-Efficient Growth). Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the funds' expense ratios are below the applicable limits; however, no reimbursement will be made after February 28, 2003, or if it would result in the expense ratios exceeding the applicable limits. Any amounts reimbursed have the effect of increasing fees otherwise paid to the funds. The Tax-Efficient Balanced Fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

 /b/       Other expenses are estimated.

 /c/To limit the Tax-Efficient Multi-Cap Growth Fund's expenses during its initial period of operations, T. Rowe Price has contractually obligated itself to waive fees and bear any expenses through February 28, 2002, that would cause the ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.25%; however, no reimbursement will be made after February 28, 2004, or if it would result in the expense ratio exceeding 1.25%.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

     Fund                            1 year  3 years  5 years  10 years
    --------------------------------------------------------------------------
     Tax-Efficient Balanced           $102    $321     $559     $1,244
                                     ------------------------------------
     Tax-Efficient Growth              112     360      637      1,428
                                     ------------------------------------
     Tax-Efficient Multi-Cap Growth    228     415        *          *
    --------------------------------------------------------------------------


   * The fund began operations on November 15, 2000, so no figures are provided for the 5- and 10- year periods.
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 Who manages the funds?

   The funds are managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Donald J. Peters manages the funds day to day and is chairman of their Investment Advisory Committees. He has been managing investments since joining T. Rowe Price in 1993.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

   The Tax-Efficient Balanced Fund distributes net capital gains (if any) and income on the taxable portion of the fund's portfolio (if any) at year-end. Income on the tax-exempt portion of the fund's portfolio is distributed quarterly. Although a significant portion of the fund's income will not be subject to federal income tax, short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check.

   The Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds distribute income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.
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 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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FUND PROFILE
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
                                                                    RPS C119-035
 T. Rowe Price Investment Services, Inc., Distributor